Exhibit 10.9
Indemnification Agreements
The following current directors of NuPathe Inc. are each a party to an Indemnification Agreement with NuPathe Inc. consistent in all material respects with the Form of Indemnification Agreement which is filed as Exhibit 10.20 to Amendment No. 2 to NuPathe Inc.’s Registration Statement on Form S-1 filed July 9, 2010.
Michael Cola
Jeanne Cunicelli
Michael C. Diem, MD
John H. Dillon, II
Jane H. Hollingsworth
Richard S. Kollender
Gary J. Kurtzman, MD
Robert P. Roche, Jr.
Wayne P. Yetter